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                                                                    EXHIBIT 99.2

                                  CALTON, INC.
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


         Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

3. Thomas C. Corley is the Chief Financial Officer of Calton, Inc. (the "Company").

4.       To the best of my knowledge:

         (A) The Company's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

         (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 15, 2002

                                     /s/ Thomas C. Corley
                                     -----------------------------------------
                                     Thomas C. Corley
                                     Senior V. P. and Chief Financial Officer